                                                                  EXHIBIT (D)(6)

                     BENEFICIAL OWNER LISTING CERTIFICATION

    The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of Common Stock, $0.001 par value ("Common Stock"), of CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, Inc. (the "Fund") pursuant to the Rights Offering (the "Offer") described and provided for in the Fund's Prospectus dated September 24, 1999 (the "Prospectus"), hereby certifies to the Fund and to BankBoston, N.A., as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line.

                                                                                           NUMBER OF SHARES
                                              NUMBER OF RIGHTS EXERCISED              REQUESTED PURSUANT TO THE
  NUMBER OF RECORD DATE SHARES OWNED       PURSUANT TO PRIMARY SUBSCRIPTION          OVER-SUBSCRIPTION PRIVILEGE

1) -----------------------------------
                                        --------------------------------------  --------------------------------------

2) -----------------------------------
                                        --------------------------------------  --------------------------------------

3) -----------------------------------
                                        --------------------------------------  --------------------------------------

4) -----------------------------------
                                        --------------------------------------  --------------------------------------

5) -----------------------------------
                                        --------------------------------------  --------------------------------------

6) -----------------------------------
                                        --------------------------------------  --------------------------------------

7) -----------------------------------
                                        --------------------------------------  --------------------------------------

8) -----------------------------------
                                        --------------------------------------  --------------------------------------

9) -----------------------------------
                                        --------------------------------------  --------------------------------------

10) ----------------------------------
                                        --------------------------------------  --------------------------------------

______________________________________
        Name of Nominee Holder
By: __________________________________
   Name: _____________________________
   Title: ____________________________
Dated: _________________________, 1999

Provide the following information, if
applicable:

______________________________________  Name of Broker: ________________________
 Depository Trust Corporation ("DTC")
         Participant Number

______________________________________  Address: _______________________________
      DTC Primary Subscription
       Confirmation Number(s)